Exhibit 99.1
420 Lexington Avenue New York, NY 10170 800.468.7526

FOR IMMEDIATE RELEASE

CONTACT:
Stacy Slater
Senior Vice President, Investor Relations
800.468.7526
stacy.slater@brixmor.com

BRIXMOR PROPERTY GROUP REPORTS THIRD QUARTER 2014 RESULTS
- Increases Dividend 12.5% -
- Increases FFO per Share by 9.3% -
- Achieves Strong Same Property NOI Growth of 3.9% -
- Proactively Recaptures Four Kmart Leases -

NEW YORK, OCTOBER 27, 2014 - Brixmor Property Group Inc. (NYSE: BRX) announced today its results of operations for the third quarter ended September 30, 2014.

Third Quarter 2014 Operating Results - IPO Portfolio

	Three Months Ended
	9/30/2014	9/30/2013	Change
Percent leased	92.7%	92.1%	+60 basis points
Percent leased: anchors (≥ 10K SF)	97.0%	96.9%	+10 basis points
Percent leased: small shop (< 10K SF)	82.6%	80.9%	+170 basis points
Total gross leasable area of new signed leases (SF)	1,015,260	975,183	+4.1%
Total rent spread (cash)	13.9%	11.5%	+240 basis points

Favorable activity continued in the third quarter of 2014 with same property NOI increasing 3.9%, the ninth consecutive quarter of growth over 3.5%, and strong leasing results. As a result of Brixmor’s operational expertise, new lease volume exceeded 1.0 million square feet again in the quarter. In addition, blended rent spreads increased to 13.9%, the highest on record for the Company post initial public offering. Funds from operations per diluted share increased 9.3% over the 2013 third quarter. Additionally, reflective of the Company’s continued revenue growth, the Board of Directors increased the Company’s dividend by 12.5 percent.

“The Company is performing extremely well both operationally and financially. Same property NOI growth and active balance sheet management continue to drive our earnings growth. The dividend increase is reflective of our strong performance,” stated Michael Carroll, Chief Executive Officer.

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420 Lexington Avenue New York, NY 10170 800.468.7526

Dividend
The Company’s Board of Directors declared and increased 12.5% the Company’s quarterly cash dividend to $0.225 per common share (equivalent to $0.90 per annum) for the fourth quarter of 2014. The dividend is payable on January 15, 2015 to stockholders of record on January 6, 2015, representing an ex-dividend date of January 2, 2015.

Financial Highlights
For the third quarter of 2014, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock of $144.2 million, or $0.47 per diluted share, up 9.3% on a diluted per share basis from $130.3 million, or $0.43 per diluted share, on a pro forma basis in the third quarter of 2013. Net income attributable to common stockholders for the three month period ended September 30, 2014 was $27.0 million, or $0.11 per diluted share, compared with $8.6 million, or $0.04 per diluted share, on a pro forma basis in the third quarter of 2013. See “IPO Portfolio” below for more information on pro forma results of operations.

For the nine months ended September 30, 2014, Brixmor reported FFO attributable to stockholders and non-controlling interests convertible into common stock on a pro forma basis of $416.9 million, or $1.37 per diluted share, up 9.6% on a diluted per share basis from $379.5 million, or $1.25 per diluted share, on a pro forma basis in the nine months ended September 30, 2013. FFO attributable to stockholders and non-controlling interests convertible into common stock for the nine months ended September 30, 2014 includes approximately $2.6 million of costs related to the early prepayment of debt, or ($0.01) per diluted share. Net income attributable to common stockholders for the nine month period ended September 30, 2014 was $66.0 million on a pro forma basis, or $0.28 per diluted share, compared with $14.1 million, or $0.06 per diluted share, on a pro forma basis in the nine month period ended September 30, 2013.

For the first nine months of 2014, Brixmor reported net income attributable to common stockholders (actual results) of $65.9 million, or $0.28 per diluted share.

Same Property NOI for the third quarter increased 3.9% from the comparable 2013 period primarily due to growth in rental income driven by strong leasing spreads as the Company continues to harvest the below-market leases inherent in its portfolio, as well as occupancy gains. For the first nine months of 2014, same property NOI increased 3.8% from the comparable 2013 period. In addition, annualized base rent (“ABR”) per square foot for the portfolio increased to $12.10 at September 30, 2014 from $11.87 in the year ago period.

“Raising the Bar”
The Company also announced today in a separate press release entitled, “Brixmor Property Group Provides Update On Strategies To Enhance Portfolio Value,” it’s “Raising the Bar” campaign. The program utilizes strategic leasing, anchor space repositioning and redevelopment to transform the Company’s asset base. In conjunction, the Company also published a supporting presentation entitled “Raising the Bar - An Organizational Focus on Shopping Center Transformation.” The presentation will be posted at www.brixmor.com in the Investors section.

420 Lexington Avenue New York, NY 10170 800.468.7526

Kmart Transaction
In September and October, the Company proactively recaptured four Kmart leases aggregating 351,000 square feet in a series of transactions with Kmart, including store locations at Watson Glen Shopping Center in Nashville, Tennessee; Ellisville Square in St. Louis, Missouri; Kmart Plaza in Syracuse, New York; and Park Shore Shopping Center in Naples, Florida. On average, the leases had 42 years of lease term remaining and the ABR per square foot for the four leases was $4.29.

The Company is immediately repositioning these anchor stores with retailers including At Home, Burlington Coat Factory, DICK’s Sporting Goods, Michaels, Party City and Sports Authority. These leases are on average at nearly triple the existing rent. In addition, at three of the locations, the transactions enable the Company to add retail density to the existing sites, creating additional value outside of the four walls of the anchor space.

Guidance
Due to the costs associated with the Company’s previously announced tender offers by Brixmor LLC, an indirect subsidiary of Brixmor Property Group Inc., to purchase for cash any and all of certain of its outstanding notes, the Company has revised its FFO attributable to stockholders and non-controlling interests convertible into common stock per common share - diluted expectations for 2014 to $1.80 - $1.82. This range reflects approximately ($0.05) per diluted share of charges that have been incurred related to debt extinguishments.

Additional updated assumptions of the Company’s 2014 guidance include:

•	Same property NOI growth of 3.8 - 4.0%

•	Percent leased (at year-end) of 92.8 - 93.2%

•	Leasing related capital expenditures, including anchor space repositioning and redevelopment of $140 - $150 million.

The Company’s guidance is on page 50 of its Supplemental Disclosure. See “Conference Call and Supplemental Information” below for more information on the Company’s Supplemental Disclosure.

The following table provides a reconciliation of the range of 2014 estimated FFO attributable to stockholders and non-controlling interests convertible into common stock to net income attributable to common stockholders.

(Unaudited, dollars in millions, except per share amounts)
	2014E	2014E Per Common Share - Diluted
Net income attributable to common stockholders	$101 - $110	$0.33 - $0.36
Depreciation and amortization	($447 - $444)	($1.47 - $1.46)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$548 - $554	$1.80 - $1.82

420 Lexington Avenue New York, NY 10170 800.468.7526

IPO Portfolio
In connection with the Company’s initial public offering (the “IPO”), the Company acquired interests in 43 properties (the “Acquired Properties”) from certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”). Also in connection with the IPO, the Company issued to certain funds affiliated with Blackstone and Centerbridge Partners L.P. (the "pre-IPO owners") an interest in its Operating Partnership allocating to these pre-IPO owners all of the economic consequences of ownership of 47 excluded properties (the “Excluded Properties”).

The Company’s IPO Portfolio includes all properties owned as of the completion of the IPO, including the Acquired Properties and excluding the Excluded Properties, and constitutes the go forward properties owned by the Company. The IPO Portfolio performance is captured in the pro forma results. These results reflect the impact of the transactions associated with the IPO, including (i) the contribution of the Acquired Properties, (ii) the distribution of the Excluded Properties, (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P., (iv) borrowings under the unsecured credit facility, including the use thereof, and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purpose of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purpose of the unaudited pro forma consolidated statements of operations. A reconciliation of pro forma balance sheet and results of operations is presented in the attached table.

Conference Call and Supplemental Information
The Company will host a teleconference on Tuesday, October 28, 2014 at 1:00 PM ET.   To participate, please dial 888.317.6003 (domestic) or 412.317.6061 (international) at least ten minutes prior to the scheduled start of the call (Passcode: 8252539).  The teleconference can also be accessed via a live webcast at www.brixmor.com in the Investors section. A replay of the teleconference will be available through midnight ET on November 11, 2014 by dialing 877.344.7529 (domestic) or 412.317.0088 (international) (Passcode: 10051227) or via the web through October 28, 2015 at www.brixmor.com in the Investors section.

The Company’s Supplemental Disclosure will be posted at www.brixmor.com in the Investors section. These materials are also available to all interested parties upon request to the Company at investorrelations@brixmor.com or 800.468.7526.

Non-GAAP Disclosures
FFO
FFO is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.

420 Lexington Avenue New York, NY 10170 800.468.7526

The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

A reconciliation of FFO and FFO attributable to non-controlling interests not convertible into common stock to Net income (loss) is presented in the attached table.

Same Property NOI
Same property net operating income (“same property NOI”) is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses (property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above-/below-market leases of the same property pool from the prior year reporting period to the current year reporting period.

Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP.  Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

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420 Lexington Avenue New York, NY 10170 800.468.7526

About Brixmor Property Group
Brixmor owns and operates the nation's largest wholly owned portfolio of grocery-anchored community and neighborhood shopping centers, with 522 properties aggregating approximately 87 million square feet of gross leasable area located primarily across the top 50 U.S. metro markets. Brixmor leverages its national footprint, local market knowledge and operational expertise to support the growth of its retail tenants. The Company is focused on maximizing the value of its portfolio through its extensive leasing capabilities and anchor space repositioning / redevelopment platform. Headquartered in New York City, the Company is the largest landlord to The TJX Companies and The Kroger Company. For additional information, please visit www.brixmor.com.

Safe Harbor Language
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

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CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	Actual Results		Pro Forma
	9/30/14	12/31/13	12/31/13
Assets
Real estate
Land	$1,998,837	$2,055,802	$1,989,160
Buildings and improvements	8,751,020	8,781,926	8,654,899
	10,749,857	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,452,732)	(1,190,170)	(1,160,478)
Real estate, net	9,297,125	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,216	9,205	5,171
Cash and cash equivalents	92,758	113,915	95,332
Restricted cash	56,240	75,457	74,847
Marketable securities	21,225	22,104	22,104
Receivables, net	170,615	178,505	175,584
Deferred charges and prepaid expenses, net	118,933	105,522	103,237
Other assets	13,298	19,650	14,043
Total assets	$9,775,410	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$5,933,358	$5,981,289	$5,965,307
Financing liabilities, net	121,470	175,111	175,111
Accounts payable, accrued expenses and other liabilities	677,701	709,529	701,495
Total liabilities	6,732,529	6,865,929	6,841,913

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
245,095,327 and 229,689,960 shares outstanding	2,451	2,297	2,297
Additional paid in capital	2,710,839	2,543,690	2,543,690
Accumulated other comprehensive loss	(3,866)	(6,812)	(6,812)
Distributions and accumulated losses	(275,043)	(196,707)	(196,707)
Total stockholders' equity	2,434,381	2,342,468	2,342,468
Non-controlling interests	587,033	942,052	768,051
Total equity	3,021,414	3,284,520	3,110,519
Total liabilities and equity	$9,775,410	$10,171,916	$9,973,899

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CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13

Revenues
Rental income	$240,904	$238,446	$718,240	$702,170	$240,904	$223,225	$718,240	$654,079
Expense reimbursements	63,518	64,803	197,835	191,772	63,518	60,619	197,835	179,534
Other revenues	2,170	2,312	6,290	8,145	2,170	2,246	6,290	8,006
Total revenues	306,592	305,561	922,365	902,087	306,592	286,090	922,365	841,619

Operating expenses
Operating costs	28,805	30,675	95,595	92,774	28,805	28,036	95,595	85,542
Real estate taxes	44,369	44,057	132,650	131,491	44,369	42,015	132,650	124,711
Depreciation and amortization	111,150	119,328	334,084	362,283	111,150	108,479	334,084	328,878
Provision for doubtful accounts	2,771	3,113	8,636	8,273	2,771	3,071	8,636	7,956
Impairment of real estate assets	—	—	—	1,531	—	—	—	1,531
General and administrative	19,624	22,013	59,221	64,343	19,624	23,605	59,221	65,386
Total operating expenses	206,719	219,186	630,186	660,695	206,719	205,206	630,186	614,004

Other income (expense)
Dividends and interest	169	210	436	636	169	206	436	626
Interest expense	(65,545)	(74,022)	(199,464)	(218,960)	(65,545)	(84,601)	(199,464)	(270,845)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	359	378	920	—	1,502	378	2,223
Gain (loss) on extinguishment of debt, net	460	247	(2,573)	729	460	(18,265)	(2,573)	(17,783)
Other	(1,205)	(1,531)	(5,335)	(5,539)	(1,205)	(3,429)	(5,335)	(8,098)
Total other income (expense)	(66,121)	(74,737)	(206,558)	(222,214)	(66,121)	(104,587)	(206,558)	(293,877)

Income (loss) before equity in income of unconsolidated joint ventures	33,752	11,638	85,621	19,178	33,752	(23,703)	85,621	(66,262)
Equity in income of unconsolidated joint ventures	112	114	316	518	112	247	248	1,001
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from continuing operations	33,864	11,752	85,937	19,696	33,864	(23,456)	87,689	(65,261)

Discontinued operations
Income (loss) from discontinued operations	—	—	—	—	—	184	4,787	(892)
Gain on disposition of operating properties	—	—	—	—	—	—	14,426	2,631
Impairment of real estate held for sale	—	—	—	—	—	(1,283)	—	(43,323)
Income (loss) from discontinued operations	—	—	—	—	—	(1,099)	19,213	(41,584)
Net income (loss)	33,864	11,752	85,937	19,696	33,864	(24,555)	106,902	(106,845)
Non-controlling interests
Net (income) loss attributable to non-controlling interests	(6,834)	(3,141)	(19,983)	(5,594)	(6,834)	5,716	(40,998)	25,248
Net income (loss) attributable to common stockholders	$27,030	$8,611	$65,954	$14,102	$27,030	$(18,839)	$65,904	$(81,597)

Per common share:
Income (loss) from continuing operations:
Basic	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.28)
Diluted	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.28)
Net income (loss) attributable to common stockholders:
Basic	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.45)
Diluted	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.45)
Weighted average number of vested common shares:
Basic	244,078	228,113	233,781	228,113	244,078	180,675	233,781	180,675
Diluted	244,835	230,194	234,920	230,194	244,835	180,675	234,920	180,675

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RECONCILIATION OF NET INCOME (LOSS) TO FFO
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13

Net income (loss)	$33,864	$11,752	$85,937	$19,696	$33,864	$(24,555)	$106,902	$(106,845)
Gain on disposition of operating properties	—	—	(378)	—	—	—	(14,804)	(2,631)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	110,628	118,829	332,286	360,775	110,628	107,980	332,286	327,370
Depreciation and amortization- real estate related- discontinued operations	—	—	—	—	—	2,483	431	9,467
Depreciation and amortization- real estate related- unconsolidated joint ventures	23	32	64	83	23	7	146	167
Impairment of operating properties	—	—	—	—	—	1,283	—	41,783
FFO	144,515	130,613	417,909	380,554	144,515	87,198	423,141	269,311
Adjustments attributable to non-controlling interests not convertible into common stock	(322)	(347)	(966)	(1,018)	(322)	(347)	(6,200)	(1,018)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$144,193	$130,266	$416,943	$379,536	$144,193	$86,851	$416,941	$268,293

FFO per share/OP Unit - diluted	$0.47	$0.43	$1.37	$1.25	$0.47	$0.36	$1.37	$1.11
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,318	304,231	304,272	304,231	304,318	240,905	304,272	240,905

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$460	$247	$(2,573)	$729	$460	$(18,265)	$3,501	$(18,509)
Gain (loss) on extinguishment of debt per share	$—	$—	$(0.01)	$—	$—	$(0.08)	$0.01	$(0.08)

Dividends declared per share/OP Unit	$0.20		$0.60		$0.20		$0.60
Shares/OP Unit dividends declared	$60,846		$182,538		$60,846		$182,538
Share/OP Unit dividend payout ratio (as % of FFO)	42.2%		43.8%		42.2%		43.8%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

ix

RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/13	Adjustments (1)	12/31/13
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions and accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

x

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 9/30/13			Nine Months Ended 9/30/14			Nine Months Ended 9/30/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$223,225	$15,221	$238,446	$718,240	$—	$718,240	$654,079	$48,091	$702,170
Expense reimbursements	60,619	4,184	64,803	197,835	—	197,835	179,534	12,238	191,772
Other revenues	2,246	66	2,312	6,290	—	6,290	8,006	139	8,145
Total revenues	286,090	19,471	305,561	922,365	—	922,365	841,619	60,468	902,087

Operating expenses
Operating costs	28,036	2,639	30,675	95,595	—	95,595	85,542	7,232	92,774
Real estate taxes	42,015	2,042	44,057	132,650	—	132,650	124,711	6,780	131,491
Depreciation and amortization	108,479	10,849	119,328	334,084	—	334,084	328,878	33,405	362,283
Provision for doubtful accounts	3,071	42	3,113	8,636	—	8,636	7,956	317	8,273
Impairment of real estate assets	—	—	—	—	—	—	1,531	—	1,531
General and administrative	23,605	(1,592)	22,013	59,221	—	59,221	65,386	(1,043)	64,343
Total operating expenses	205,206	13,980	219,186	630,186	—	630,186	614,004	46,691	660,695

Other income (expense)
Dividends and interest	206	4	210	436	—	436	626	10	636
Interest expense	(84,601)	10,579	(74,022)	(199,464)	—	(199,464)	(270,845)	51,885	(218,960)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	1,502	(1,143)	359	378	—	378	2,223	(1,303)	920
Gain (loss) on extinguishment of debt, net	(18,265)	18,512	247	(2,573)	—	(2,573)	(17,783)	18,512	729
Other	(3,429)	1,898	(1,531)	(5,335)	—	(5,335)	(8,098)	2,559	(5,539)
Total other income (expense)	(104,587)	29,850	(74,737)	(206,558)	—	(206,558)	(293,877)	71,663	(222,214)

Income (loss) before equity in income of unconsolidated joint ventures	(23,703)	35,341	11,638	85,621	—	85,621	(66,262)	85,440	19,178
Equity in income of unconsolidated joint ventures	247	(133)	114	248	68	316	1,001	(483)	518
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	(23,456)	35,208	11,752	87,689	(1,752)	85,937	(65,261)	84,957	19,696

Discontinued operations
Income from discontinued operations	184	(184)	—	4,787	(4,787)	—	(892)	892	—
Gain on disposition of operating properties	—	—	—	14,426	(14,426)	—	2,631	(2,631)	—
Impairment of real estate held for sale	(1,283)	1,283	—	—	—	—	(43,323)	43,323	—
Income (loss) from discontinued operations	(1,099)	1,099	—	19,213	(19,213)	—	(41,584)	41,584	—

Net income (loss)	(24,555)	36,307	11,752	106,902	(20,965)	85,937	(106,845)	126,541	19,696
Non-controlling interests
Net (income) loss attributable to non-controlling interests	5,716	(8,857)	(3,141)	(40,998)	21,015	(19,983)	25,248	(30,842)	(5,594)
Net income (loss) attributable to common stockholders	$(18,839)	$27,450	$8,611	$65,904	$50	$65,954	$(81,597)	$95,699	$14,102

Per common share:
Income (loss) from continuing operations:
Basic	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.28)	$0.34	$0.06
Diluted	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.28)	$0.34	$0.06
Net income (loss) attributable to common stockholders:
Basic	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.45)	$0.51	$0.06
Diluted	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.45)	$0.51	$0.06
Weighted average number of vested common shares:
Basic	180,675	47,438	228,113	233,781	—	233,781	180,675	47,438	228,113
Diluted	180,675	49,519	230,194	234,920	—	234,920	180,675	49,519	230,194

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.

The pro forma adjustments for the three and nine months ended September 30, 2013 associated with these transactions assume that each transaction was completed as of January 1, 2013. The pro forma adjustments for the nine months ended September 30, 2014 associated with these transactions assume that each transaction was completed as of January 1, 2014.

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